EXHIBIT 24.01



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Steven A. Cosse and Walter K. Compton, and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Murphy Oil Corporation to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments to such registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney, has been executed by the following persons in the capacities indicated on March 26, 2001.


         Signature                               Title


/s/ R. Madison Murphy
---------------------
R. Madison Murphy                     Chairman and Director

/s/ Claiborne P. Deming
-----------------------
Claiborne P. Deming                   President and Chief Executive Officer and
                                      Director (Principal Executive Officer)
/s/ B.R.R. Butler
-----------------
B. R. R. Butler                       Director

/s/ George S. Dembroski
-----------------------
George S. Dembroski                   Director

/s/ H. Rodes Hart
-----------------
H. Rodes Hart                         Director

/s/ Robert A. Hermes
--------------------
Robert A. Hermes                      Director

/s/ Michael W. Murphy
---------------------
Michael W. Murphy                     Director

/s/ William C. Nolan, Jr.
-------------------------
William C. Nolan, Jr.                 Director

/s/ William L. Rosoff
---------------------
William L. Rosoff                     Director

/s/ David J.H. Smith
--------------------
David J. H. Smith                     Director

/s/ Caroline G. Theus
---------------------
Caroline G. Theus                     Director




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


         Signature                               Title




/s/ Steven A. Cosse                   Senior Vice President, General Counsel
-------------------                   (Principal Financial Officer)
Steven A. Cosse

/s/ John W. Eckart
-------------------
John W. Eckart                        Controller (Principal Accounting Officer)


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